UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Soliciting Material Pursuant to § 240.14a-12

CELLU TISSUE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

CLEARWATER PAPER CORPORATION

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Clearwater Paper Corporation Cellu Tissue Acquisition Conference Call September 16, 2010

Forward-Looking Statements
Our disclosure and analysis in this presentation contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expected accretion to earnings, the estimated amount of annual synergies resulting from the merger, expected combined company annual revenues, the benefits of the proposed transaction to Clearwater Paper stockholders, opportunities for growth with existing customers and new customers in new channels, tissue production facilities and the expected timing of closing. Words such as “anticipate,” “expect,”
“intend,” “plan,” “target,” “project,” “believe,” “schedule,” “estimate,” “may,” and similar expressions are intended to identify such forward-looking statements. These forward looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risk factors described in Item 1A of Part I of our Annual Report on Form 10-K for the year ended December
31, 2009, as well as the following:
•
the closing of the transaction may be delayed or may not occur
•
difficulties with the integration process or the realization of the benefits expected from the proposed transaction
•
Clearwater Paper's ability to obtain debt financing to fund the acquisition price
•
general economic conditions in the regions and industries in which Clearwater Paper and Cellu Tissue operate
•
changes in the cost and availability of wood fiber used in the production of the companies’products
•
litigation or regulatory matters involving antitrust or other matters that could affect the closing of the transaction
Forward-looking statements contained in this presentation represent management’s views only as of the date of this presentation.
We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

2
Transaction Overview
• Clearwater Paper has agreed to acquire Cellu Tissue Holdings, Inc.
• Total cash consideration of approximately $502 million
• Price per Cellu Tissue share is $12.00
• Approximately $255 million of Cellu Tissue existing net debt to be retired or assumed
• Transaction to be financed with new debt issuance and existing Clearwater Paper cash
• Financing commitment for the transaction from BofA Merrill Lynch
• Transaction expected to close in the fourth quarter of 2010
• Closing conditions include Cellu Tissue shareholder approval and customary regulatory approvals, to include Hart-Scott-Rodino review
• Significant shareholder and CEO of Cellu Tissue have executed voting agreements in support of transaction

3
Strategic & Financial Rationale
• Acquisition supports strategy to grow the size and scope of Consumer Products segment
• Premier national tissue manufacturer and converter of private label tissue products
• Combined annual company revenues of approximately $1.9 billion
• Complementary geographical asset locations
• National manufacturing footprint with 14 sites in North America
• Customer growth and penetration opportunities
• Ability to service all tissue quality tiers (ultra, premium, value and economy) as well as away-
from-home tissue market
• Strong Through-Air-Dried (TAD) growth opportunities driven by Cellu Tissue acquisition as well as recently announced investment in TAD paper machine and converting lines in Shelby, NC
• Significant synergy opportunities
• Expected net run-rate cost savings of approximately $15-$20 million per annum by end of 2012
• Immediately accretive to earnings per share before synergies

4
Historical Pro Forma Financial Overview
Cellu Tissue
Net Sales
Adjusted EBITDA
Adjusted EBITDA Margin
$524.5
³
$73.2
4
14.0%
4
$1,320.9
¹
$165.3
²
12.5%
Last Twelve Months (LTM)  US $ in millions
1,3
Clearwater
Paper
Pro Forma LTM
Combined
(Excluding
Synergies)
$1,845.4
¹
,
³
$238.5
²
12.9%
Note: Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the cash generating capacity of the company.  The most direct comparable GAAP measure is net earnings.  EBITDA, as we define it, is net earnings adjusted for net interest expense, income taxes, depreciation and amortization. See Appendix A for a reconciliation to net earnings in accordance with GAAP.
Includes the results of Clearwater Paper for the last twelve months ended June 30, 2010.
Excludes $94.3 million of alternative fuel mixture tax creditsearned during 2009.
Includes the results of Cellu Tissue for the last twelve months ended May 27, 2010.
Amount shown for Cellu Tissue represents EBITDA.
1

CLEARWATER PAPER

Clearwater Paper Stand Alone Sales Mix[1]

PPD
57%
CPD
43%

Pro Forma Sales Mix[1,2]

PPD
41%
CPD
59%

Pro Forma Revenue Mix Change
Last Twelve Months (LTM)
1,2
Includes the results of Clearwater Paper for the last twelve months ended June 30, 2010.
Includes the results of Cellu Tissue for the last twelve months ended May 27, 2010.
1
2
Percentage of sales from Consumer Products segment increases significantly with Cellu Tissue acquisition.

NY005DC9_1.WOR
1 Clearwater Paper capacities exclude tissue facility under construction in Shelby, NC expected to have 70,000 tons of annual capacity and converting facility expected to be operational in FY 2012.
2 Excludes foam capacity and converting capacity greenfield investment at Oklahoma City, OK.
3 MG stands for machine-glazed paper.
6
Strong Geographic Fit
Clearwater Cellu Tissue Complementary Geographic Asset Bases
Bleached Paperboard 765,000 tons
Tissue Hardroll 225,000 tons
Tissue Converting 213,000 tons
Pulp 845,000 tons
Sawmill 205,000 mbf
Clearwater Capacities ¹
Clearwater Pulp
Clearwater Sawmill
Clearwater SBS
Cellu Tissue Tissue/MG Hardroll
³
Clearwater Tissue Converting
Clearwater Tissue Hardroll
Cellu Tissue Headquarters
Cellu Tissue Tissue/MG Converting
³
Clearwater Headquarters
Spokane, WA
Corporate Headquarters
Lewiston, ID
Converting Capacity:
102,000 tons
Lewiston, ID (Sawmill)
Capacity: 205,000 mbf
Lewiston, ID (Pulp)
Capacity: 540,000 tons
Lewiston, ID (SBS)
Capacity:
435,000 tons
Lewiston, ID (Tissue)
Capacity: 189,000 tons
Las Vegas, NV (TAD)
Capacity: 36,000 tons
Las Vegas, NV
Converting Capacity:
50,000 tons
Cypress Bend, AR (Pulp)
Capacity: 305,000 tons
Cypress Bend, AR (SBS)
Capacity: 330,000 tons
Elwood, IL
Converting Capacity:
61,000 tons
Wiggins, MS
Capacity: 54,000 tons
Neenah, WI
Capacity:  85,000 tons
Ladysmith, WI
Capacity: 55,000 tons
Oklahoma City, OK
Converting Capacity
East Hartford, CT
Capacity: 29,000 tons
Gouverneur, NY
Capacity: 32,000 tons
Alpharetta, GA
Corporate Headquarters
Thomaston, GA
Converting Capacity
Long Island, NY
Converting Capacity
Shelby, NC (TAD)
Announced Capacity: 70,000 tons
Neenah, WI
ConvertingCapacity
Menominee, MI
Capacity: 32,000 tons
St. Catharines, ON (TAD)
Capacity: 45,000 tons
Cellu
Tissue Capacities ²
Tissue Hardroll 247,000 tons
Tissue Converting 182,000 tons
MG Hardroll 85,000 tons
MG Converting 13,000 tons

Customer Relationship Expansion
Consumer Products Segment
National
Grocery
Channel
Cellu Tissue
Customer
Opportunity
Add National
Grocery
Customers
Add Regional
Grocery
Customers
Add Value
Retailers
(mass, disc, dollar)
Broad
Broad
Customer
Customer
Base
Base

Conservative Pro Forma Capitalization
($ in millions)
Note: EBITDA is a non-GAAP measure that management uses to evaluate the cash generating capacity of the company.  The most direct comparable GAAP measure is net earnings.  EBITDA, as we define it, is net earnings adjusted for net interest expense, income taxes, depreciation and amortization. See Appendix A for a reconciliation to net earnings in accordance with GAAP.
1 As of June 30, 2010, Clearwater Paper is eligible to borrow under the credit facility at LIBOR plus 2.75%. Availability under the facility was reduced by $1.7 million of outstanding letters of credit as of June 30, 2010.
2 $150.0 million face amount.
3 $234.5 million face amount.
4 Excludes $94.3 million of alternative fuel mixture tax credits earned during 2009 by Clearwater Paper. Amount shown for Cellu Tissue represents EBITDA.
5 As of June 30, 2010 for Clearwater Paper and May 27, 2010 for Cellu Tissue.
Clearwater
6/30/2010
Cellu Tissue
5/27/2010 Pro Forma 5
Cash and Short-Term Investments $333.0 $3.2 $ 126.5
Clearwater Revolving Credit Facility - - -
Clearwater Senior Unsecured Notes due 2016 148.4 - 148.4
Cellu Tissue Revolving Credit Facility - 8.0 -
Cellu Tissue Senior Secured Notes due 2014 - 227.3 -
Cellu Tissue City Forest Industrial Revenue Bonds - 16.0 16.0
Clearwater Acquisition Financing - - 350.0
Total Debt $148.4 $251.3  $514.4
LTM Adjusted EBITDA $165.3 $73.2 $238.5
Liquidity and Credit Statistics
Cash and Short-Term Investments $333.0 $126.5
Available Revolver Amount 113.3 113.3
Total Liquidity $446.3 $239.8
Total Debt/LTM Adjusted EBITDA
4
0.9x 2.2x
1
2
3
1
4

9 Thank you.

10 Appendix A: US GAAP Reconciliation

Reconciliation of Non-GAAP to GAAP:
EBITDA
U.S. $ in millions
Clearwater
Paper
Cellu
Tissue
Pro Forma
LTM
Net Earnings $114.3     $0.1  $114.4
Income Tax Provision 80.7  2.8  83.5
Interest Expense, Net 16.9  40.6  57.5
Earnings Before Interest and
Income Taxes
$211.9  $43.5  $255.4
Depreciation & Amortization 47.7  29.7  77.4
EBITDA $259.6  $73.2  $332.8
Adjusted EBITDA $165.3  $73.2  $238.5
2
1
1,3
3
Note: EBITDA is a non-GAAP measure that management uses to evaluate the cash generating capacity of the company. The most direct comparable GAAP measure is net earnings.
EBITDA, as we define it, is net earnings adjusted for net interest expense, income taxes, depreciation and amortization.
   Includes the results of Clearwater Paper for the last twelve months ended June 30, 2010.
    Excludes $94.3 million of alternative fuel mixture tax credits earned during 2009 by Clearwater Paper. Amount shown for Cellu Tissue representsEBITDA.
    Includes the results of Cellu Tissue for the last twelve months ended May 27, 2010.
1
2
3